UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

MDI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10226 San Pedro Avenue San Antonio, Texas	78216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 582-2664

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

Effective November 14, 2008, the client-auditor relationship between MDI, Inc. (the “Company”) and Padgett, Stratemann & Co. L.L.P. (“Padgett”) ceased as a result of the resignation of Padgett.

On November 17, 2008, our audit committee of our board of directors approved the engagement of Weaver and Tidwell, L.L.P., Certified Public Accountants (“Weaver”) as our independent registered accounting firm. During our two most recent fiscal years and any subsequent interim period prior to the engagement of Weaver, neither we nor anyone on our behalf consulted with Weaver, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

Padgett was retained on February 8, 2008 to perform an audit of the Company’s consolidated financial statements as of and for the year ending December 31, 2007 and to perform reviews of the Company’s unaudited quarterly financial information for each of the first three quarters in the year ending December 31, 2008. The report of Padgett on our financial statements for the fiscal year ended December 31, 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from Padgett’s initial engagement, and through the date of their letter attached hereto, there were no disagreements with Padgett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Padgett, would have caused it to make reference to the subject matter of the disagreements in connection with its report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

We requested Padgett to review the disclosures contained in this report and asked Padgett to furnish us with a letter addressed to the SEC stating whether it agrees with those statements contained herein. A copy of Padgett’s letter is filed hereto as Exhibit 16.1 to this report.

Item 9.01                                Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                                           Description______________________________

16.1                                Letter from Padgett, Stratemann & Co., L.L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 19, 2008        MDI, Inc.

By: /s/ Richard A. Larsen
Richard A. Larsen
Senior Vice President, General Counsel and Secretary

Exhibit 16.1

November 19, 2008

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read MDI, Inc.’s statements included under Item 4.01 of its Form 8-K filed on November 19, 2008 and we agree with such statements concerning our firm.

/s/ Padgett, Stratemann & Co., LLP